WISDOMTREE TRUST

WisdomTree Emerging Markets Corporate Bond Fund (Ticker Symbol: EMCB)

WisdomTree Mortgage Plus Bond Fund (Ticker Symbol: MTGP)

(each, a “Fund” and together, the “Funds”)

Supplement to the currently effective Statement of Additional Information (the “SAI”) for the Funds

The following information supplements and should be read in conjunction with the Prospectus and SAI for the Funds.

Effective March 7, 2022, John R. Edwards is no longer a member of the Sub-Adviser’s Securitized Credit and Agency RMBS Portfolio Management team and no longer serves as a portfolio manager of the WisdomTree Mortgage Plus Bond Fund. Accordingly, all references to John R. Edwards are deleted.

Effective May 6, 2022, Jean-Dominique Bütikofer is no longer a member of the Sub-Adviser’s Emerging Markets Debt Portfolio Management team and no longer serves as a portfolio manager of the WisdomTree Emerging Markets Corporate Bond Fund. Accordingly, all references to Jean-Dominique Bütikofer are deleted and replaced with Anil Katarya, who replaced Mr. Bütikofer as a portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

  WIS-SP-EMCB-0722